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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 7, 2005

                         CHARDAN CHINA ACQUISITION CORP.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     000-50604               20-0456115
-----------------------------          ------------         -------------------
 (State or Other Jurisdiction          (Commission            (IRS Employer
       of Incorporation)               File Number)         Identification No.)

625 Broadway, Suite 1111, San Diego, California                   92101
-----------------------------------------------                 ----------
    (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (858) 847-9000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors:
Appointment of Principal Officers

(d)   Appointment of Director.

      On March 7, 2005, Mr. Michael D. Chermak, accepted appointment to the board of directors of Chardan China Acquisition Corp. Mr. Chermak was appointed a director, pending his acceptance, at a meeting held on March 4, 2005. Mr. Chermak had consented to be a nominee of management as a director of the company in connection with the proposed acquisition of State Harvest Holdings Limited and certain companies located in the Peoples Republic of China operating under Origin Seed mark, for which a preliminary proxy statement has been filed.

      Mr. Chermak is currently the Chairman and Chief Executive Officer of Retail Pilot, the parent of ShopGuard USA, a private company located in San Diego, California, which he joined in 2004. ShopGuard markets tracking and security devices to the retail industry. From August 2003 to June 2004, Mr. Chermak was the Chief Executive Officer Carttronics, LLC, which made and marketed devices that prevent unauthorized removal of shopping carts from retailers' premises. From June 2001 to July 2002, Mr. Chermak was the chief executive officer of First Opinion Corp. which develops software used to assist healthcare providers in making differential diagnoses of patients. From mid-1999 through July 2000, Mr. Chermak was a principal of eByz, LLC, a software development company that he co-founded. eByz was focused on supply chain simplification and automation software products.

      Because Mr. Chermak is an "independent director" of the company and is considered "financially literate," as such terms are defined by NASDAQ, he has been appointed to be a member of the Audit Committee of the company, and at the time of the acquisition of the Origin companies, it is anticipated that Mr. Chermak will be appointed to the Audit and Nominations Committees of Origin Agritech Limited, a British Virgin Islands company into which the company is proposing to merge for redomestication purposes.

9.01. Financial Statements and Exhibits.

      (c)   Exhibits

            99.1  Form of Audit Committee Charter (March 4, 2005)

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2005                       CHARDAN CHINA ACQUISITION CORP.

                                           By: /s/ Kerry Propper
                                               ---------------------------------
                                               Name: Kerry Propper
                                               Title:   Executive Vice President


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